PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY, PLANT AND EQUIPMENT
Schedule of property, plant and equipment

	2022	2021

Land	$70,888,383	$70,782,068
Buildings	140,042,534	108,024,254
Furniture and Fixtures	471,696	316,395
Leasehold Improvements	10,927,265	8,412,489
Equipment and Software	8,050,827	5,712,519
Construction in Progress	6,447,286	11,867,167

Total Property, Plant and Equipment	236,827,991	205,114,892
Less Accumulated Depreciation and Amortization	(20,397,067)	(9,316,368)
Property, Plant and Equipment, Net	$216,430,924	$195,798,524

Schedule of total consideration paid in an asset acquisition

Cash Payments	$93,000,000
Survey and Other Fees	262,875
Shares Issued for the Purchase of Real Property	29,250,000
Fair Value of Contingent Consideration	14,973,000
Fair Value of Earnout Payments	19,847,000
Total Consideration in the Camarillo Transaction	$157,332,875